SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 12, 2012

BILL BARRETT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1099 18th Street, Suite 2300

Denver, Colorado 80202

(Address of principal executive offices including Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Senior Notes / Indenture and Supplemental Indenture

On March 12, 2012, Bill Barrett Corporation (the “Company”) completed the public offering (the “Senior Notes Offering”) of $400 million aggregate principal amount of its 7% Senior Notes due 2022 (the “Senior Notes”).  The terms of the Senior Notes are governed by an Indenture (the “Base Indenture”) among the Company, as issuer, certain of the Company’s subsidiaries, as subsidiary guarantors, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented by the Fourth Supplemental Indenture (the “Supplemental Indenture”) among the Company, the subsidiary guarantors named therein (the “Subsidiary Guarantors”) and the Trustee.

The Senior Notes are senior unsecured obligations of the Company and rank equal in right of payment with all of the Company’s other existing and future senior unsecured indebtedness, including the Company’s 5% Convertible Senior Notes due 2028, the Company’s 9 7/8% Senior Notes due 2016 and the Company’s 7 5/8% Senior Notes due 2019.  The obligations under the Senior Notes are fully and unconditionally guaranteed by the Subsidiary Guarantors.  The subsidiary guarantees are senior unsecured obligations of the Subsidiary Guarantors and rank equal in right of payment with the existing and future senior unsecured indebtedness of the Subsidiary Guarantors.  Interest on the Senior Notes will accrue at a rate of 7% per annum and is payable on April 15 and October 15 of each year, beginning October 15, 2012.  The Senior Notes mature on October 15, 2022.  The terms of the Senior Notes are further described in the prospectus supplement of the Company dated March 5, 2012, together with the related prospectus dated June 24, 2009, as filed with the Securities and Exchange Commission on March 6, 2012.

The Base Indenture, dated July 8, 2009, and the Supplemental Indenture, including the form of the Senior Notes, dated March 12, 2012, are filed herewith as Exhibits 4.1 and 4.2 respectively, and are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above hereby is incorporated by reference.

Item 7.01.  Regulation FD Disclosure.

The borrowing base on the Company’s credit facility (but not its borrowing capacity) has been decreased by $56.875 million after giving effect to an adjustment equal to 25% of the proceeds of the newly issued Senior Notes that are not being used to repay the Company’s 5% Convertible Senior Notes due 2028.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 8.01.  Other Events.

Certain legal opinions related to the Senior Notes Offering are filed herewith as Exhibit 5.1.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description

4.1

Indenture, dated July 8, 2009, among the Company, the Subsidiary Guarantors named therein and the Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated July 8, 2009).

4.2	Fourth Supplemental Indenture for the Company’s 7% Senior Notes due 2022, dated March 12, 2012, among the Company, the Subsidiary Guarantors and the Trustee.

5.1	Opinion Letter of Francis B. Barron, General Counsel of the Company.

23.1

Consent of Francis B. Barron, Executive Vice President—General Counsel; and Secretary of Bill Barrett Corporation, Akin Gump Strauss Hauer & Feld LLP, and Beatty, Wozniak & Reese (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

BILL BARRETT CORPORATION

(Registrant)

March 12, 2012	By:	/s/ Francis B. Barron
Francis B. Barron
Executive Vice President—General Counsel; and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1

Indenture, dated July 8, 2009, among the Company, the Subsidiary Guarantors named therein and the Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K dated July 8, 2009).

4.2	Fourth Supplemental Indenture for the Company’s 7% Senior Notes due 2022, dated March 12, 2012, among the Company, the Subsidiary Guarantors and the Trustee.

5.1	Opinion Letter of Francis B. Barron, General Counsel of the Company.

23.1

Consent of Francis B. Barron, Executive Vice President—General Counsel; and Secretary of Bill Barrett Corporation, Akin Gump Strauss Hauer & Feld LLP, and Beatty, Wozniak & Reese (included as part of Exhibit 5.1).